Neuberger Berman Income Funds®
Neuberger Berman Municipal Money Fund

Supplement to the Prospectus dated February 28, 2010

The following replaces the “Principal Investment Strategies” section beginning on page 17 of the Investor Class Prospectus:

To pursue its goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities from municipal issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund’s dividends are generally exempt from federal income tax, but a portion thereof may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country. The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk. Based on their analysis, the Portfolio Managers invest the Fund’s assets primarily in a mix of municipal securities that is intended to provide the highest available current income exempt from federal income tax possible without violating the Fund’s credit quality policies or jeopardizing the stability of its share price.

The Fund is a money market fund. Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for maturity (397 days or less for individual securities, 90 days or less on average for the portfolio overall). The Fund has a stricter standard for maturity in that it seeks to maintain a dollar- weighted average maturity of 60 days or less. The regulations also limit investments to the top two short-term rating categories of credit quality and unrated securities determined by the Portfolio Managers to be of equivalent quality.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

The date of this supplement is April 1, 2010.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY  10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services:
800-366-6264
Website: www.nb.com